UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 21, 2006
                                                        ------------------

                            GEORGETOWN BANCORP, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Federal                      0-51102                20-2107839
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(State or Other Jurisdiction      (Commission File No.)     (I.R.S. Employer
       of Incorporation)                                    Identification No.)


2 East Main Street, Georgetown, MA                                      01833
-----------------------------------                                  -----------
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code:  (978) 352-8600
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            --------------------------------------------------------------------
Appointment of Principal Officers.
---------------------------------

         On September 21, 2006, Mr. Robert P. Rudolph, a director of Georgetown Bancorp, Inc. (the "Company") and its subsidiary, Georgetown Savings Bank, died. Mr. Rudolph had been a director of the Bank since 1973 and of the Company since its formation.

Item 5.03   Amendments  to Articles of Incorporation or Bylaws; Change in Fiscal
            --------------------------------------------------------------------
Year.
----

         In connection with the death of Mr. Rudolph (referred to in Item 5.02 of this Current Report), the Board of Directors of the Company on September 25, 2006 approved an amendment to the Bylaws of the Company to reduce the authorized size of the Board of Directors to 13 members (from 14 members), effective immediately. The Bylaws, as amended, are filed herewith as Exhibit 3(ii).

         In connection with the anticipated retirement of Mr. Roy C. Carlson from the Board of Directors of the Company, the Board of Directors of the Company also adopted on September 25, 2006 a resolution to amend the Bylaws of the Company to reduce the authorized size of the Board of Directors to 12 members (from 13 members), with such amendment to be effective at the Annual Meeting of Stockholders of the Company, scheduled for October 24, 2006.


Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Not Applicable.

(d)      Exhibits.

         Exhibit No.       Description
         -----------       -----------
         3(ii)             Bylaws, as amended, of Georgetown Bancorp, Inc.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     GEORGETOWN BANCORP, INC.


DATE:  September 27, 2006            By:   /s/ Robert E. Balletto
                                           -------------------------------------
                                           Robert E. Balletto
                                           President and Chief Executive Officer